UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                               AMENDMENT NO. 1 TO
                                    FORM 8-K
                 (Amending Form 8-K filed on December 22, 2000)


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 14, 2000


                        SYSCOMM INTERNATIONAL CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
 -------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                                    000-22693
 -------------------------------------------------------------------------------
                            (Commission File Number)

                                   11-2889809
 -------------------------------------------------------------------------------
                        (IRS Employer Identification No.)

                     20 Precision Drive Shirley, N.Y. 11967
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (631) 205-9000

         On December 22, 2000 the Registrant, SysComm International Corporation, filed a Current Report on Form 8-K reporting the acquisition of Information Products Center, Inc. By this amendment the Registrant is filing the required financial statements and pro forma financial information.


Item 7.  Financial Statements and Exhibits.


(a)      Financial statements of business acquired


         Audited financial statements of Information Products Center, Inc. as of and for the year ended September 30, 2000 are attached as Exhibit 99.3 hereto.


(b)      Pro forma financial information


         Pro forma financial information is attached as Exhibit 99.4 hereto.


(c)      Exhibits


         99.3 Audited financial statements of Information Products Center, Inc. as of and for the year ended September 30, 2000


         99.4     Pro forma financial information

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SYSCOMM INTERNATIONAL CORPORATION
                                               (Registrant)


Date: February 9, 2001                           By:    /S/ DAVID A. LOPPERT
                                                    ----------------------------
                                                          David A. Loppert
                                                       Chief Executive Officer

                                       3